                                                                   EXHIBIT 10.53
                                                                   -------------

                           INTER-CREDITOR AGREEMENT


     This Agreement is made among Positron Corporation, a Texas corporation ("Borrower"), UroTech, Ltd., a Texas Limited partnership ("UT"), and Boston Financial & Equity Corporation, a Massachusetts corporation ("BF&EC"), and ProFutures Bridge Capital Fund, L.P., a Delaware limited partnership ("Profutures").


     1.   Background.
          ----------

          (a) Pursuant to a Loan and Security Agreement dated as of November 14, 1995, Borrower obtained loans from UT and granted security interests to UT.

          (b) Pursuant to a Revolving Financing Agreement dated February 9, 1996, Borrower obtained a revolving loan from BF&EC and granted security interests to BF&EC.

          (c) Borrower proposes to enter in a financing agreement with Profutures and grant to Profutures security interests to secure loans made by Profutures thereunder.

          (d) BF&EC, UT and Profutures have agreed to adjust the priorities among them with respect to the security interests held by each of them in Borrower's personal property as set forth below.

     2.   Definitions.
          -----------

          (a)  As used herein, the following terms mean as follows:

               "BF&EC Agreements" means all loan agreements, security agreements and all other kinds of agreements now or hereafter in force between Borrower and BF&EC as the same may from time to time be amended or supplemented, which relate to loans from BF&EC to Borrower or security interests granted by Borrower to BF&EC or both and shall also include all notes made by Borrower to BF&EC.

               "BF&EC Obligations" means all loans, advances, indebtedness, liabilities, indemnity agreements, and amounts, liquidated or unliquidated, owing from Borrower to BF&EC at any time, each of every kind, nature and description whether arising under the BF&EC Agreements or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly from Borrower to BF&EC or indirectly as an endorser or guarantor; or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted.

               "Cardiology Machine" means the POSICAM(TM) HZL-R System medical imaging device, Catalog No.712-100030, Serial No. twenty-one (21) which is described on the attached Exhibit A and which is currently subject to the use and possession of Buffalo Cardiology & Pulmonary Associates ("BCPA").

               "Collateral" means all of the personal property of Borrower, including with respect to particular items of Collateral, the proceeds and products thereof, and where applicable, insurance proceeds or escrow accounts covering such property.

               "Creditors" means UT, BF&EC and Profutures.

               "Cardiology Machine Contracts" means all leases, contracts and other arrangements, now or hereafter existing, between Borrower and any other person relating to the possession or use of the Cardiology Machine, including the arrangement between Borrower and BCPA relating to the Cardiology Machine in effect as of the date hereof.

               "Loan Agreements" means BF&EC Agreements, the Profutures Agreements and the UT Agreements.

               "Patents and Trademarks" means all computer hardware and software, copyrights, license, patents, trade secrets and trademarks of Borrower, whether now owned or hereafter acquired, including the property described on the attached Exhibit B.

               "Profutures Agreements" means all loan agreements, security agreements and all other kinds of agreements now or hereafter in force between Borrower and Profutures as the same may from time to time be amended or supplemented, which relate to loans from Profutures to Borrower or security interests granted by Borrower to Profutures or both and shall also include all notes made by Borrower to Profutures.

               "Profutures Obligations" means all loans, advances, indebtedness, liabilities, indemnity agreements, and amounts, liquidated or unliquidated, owing from Borrower to Profutures at any time, each of every kind, nature and description whether arising under the Profutures Agreements or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly from Borrower to Profutures or indirectly as an endorser or guarantor; or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted.

               "UT Agreements" means all loan agreements, security agreements and all other kinds of agreements now or hereafter in force between Borrower and UT, as the same may from time to time be amended or supplemented, which relate to loans from UT to Borrower or security interests granted by Borrower to UT or both and shall also include all notes made by Borrower to UT.

               "UT Obligations" means all loans, advances, indebtedness, liabilities, indemnity agreements, and amounts, liquidated or unliquidated, owing from Borrower to UT at any time, each of every kind, nature and description whether arising under the UT Agreements or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly from Borrower to UT or indirectly as an endorser or guarantor; or otherwise), absolute or contingent, due or to become due, now existing or hereafter arising or contracted.

          (b) The terms "account," "inventory," "equipment," "general intangibles," "chattel paper," "instruments" and "documents" shall have the meanings ascribed to them in the Uniform Commercial Code.

     3.   Establishment of Priority.
          -------------------------

          (a) Notwithstanding the date, manner or order of perfection of the security interests granted to any Creditor, notwithstanding any applicable law or decision and notwithstanding the terms of the Loan Agreements, and regardless of which Creditor holds possession of all or any part of the Collateral, the following as among the Creditors shall be the relative priority of the security interests and liens of the Creditors in the Collateral:

               (i) Patents and Trademarks, and any general intangibles arising from or related to the Patents and Trademarks:

                      (A)  First:       Profutures
                      (B)  Second:      UT
                      (C)  Third:       BF&EC

               (ii) the Cardiology Machine and Cardiology Machine Contracts, and any accounts, general intangibles, chattel paper, instruments and documents arising from or related to the Cardiology Machine or the Cardiology Machine
Contracts:

                      (A)  First:       Profutures
                      (B)  Second:      UT
                      (C)  Third:       BF&EC


               (iii)  Inventory (not including the Cardiology Machine):

                      (A)  First:       UT
                      (B)  Second:      BF&EC
                      (C)  Third:       Profutures

               (iv)   Equipment (not including the Cardiology Machine):

                      (A)  First:       UT
                      (B)  Second:      Profutures

               (v)    All other Collateral:

                      (A)  First:       BF&EC
                      (B)  Second:      UT
                      (C)  Third:       Profutures

          (b) Profutures agrees that its priority in accounts is limited to only those accounts that arise from the sale or lease of the Cardiology Machine and that BF&EC will retain a first and prior security interest in all other accounts of Borrower. In addition, UT agrees that notwithstanding its security interest in Borrower's inventory and its priority therein, at that point in time at which Borrower shall sell inventory and thereby an account shall be created, the security interest of BF&EC in such account shall take priority over any security interest held by UT in such account.

          (c) Creditors agree that as among themselves the priorities of Creditors in the Collateral shall be effective as set forth in this Agreement regardless of whether any of the Loan Agreements is invalid or unenforceable or the security interests or liens securing the obligations of Borrower under Loan Agreements have been perfected. Nothing contained in this Agreement is intended to affect or limit, in any way whatsoever, the security interests that each Creditor has in any of the assets of Borrower, whether tangible or intangible, insofar as the rights of Borrower and third parties are involved. Except as otherwise provided herein, each Creditor reserves any and all of its respective rights, security interests and rights to assert security interests as against Borrower and any third parties.

     4.   Demand/Acceleration.
          -------------------

          (a) BF&EC will not demand or accelerate the full payment by Borrower of Borrower's indebtedness owed under the BF&EC Obligations, whether as the result of any default by Borrower under the BF&EC Agreements or otherwise, until BF&EC shall have given UT and Profutures not less than fifteen days notice of its intent to so demand or accelerate.

          (b) Profutures will not demand or accelerate the full payment by Borrower of Borrower's indebtedness owed under the Profutures Obligations, whether as the result of any default by Borrower under the Profutures Agreements or otherwise, until Profutures shall have given BF&EC and UT not less than fifteen days notice of its intent to so demand or accelerate.

          (c) UT will not demand or accelerate the full payment by Borrower of Borrower's indebtedness owed under the UT Obligations, whether as the result of any default by Borrower under the UT Agreements or otherwise, until UT shall have given BF&EC and Profutures not less than fifteen days notice of its intent to so demand or accelerate.

     5.   Continuation/Marshaling.
          -----------------------

          (a) The priorities provided herein shall remain in effect until each of the Loan Agreements shall be terminated and the BF&EC Obligations, the Profutures Obligations and the UT Obligations have been fully paid and performed.

          (b) The priorities herein provided shall not in any way be impaired or affected by any amendment of any of the Loan Agreements, the release of any collateral by any Creditor, the grant by any Creditor to Borrower of any waiver or other indulgence or any extension of time, whether by amendment or otherwise, or the obtaining by any Creditor of additional mortgages of, security interests in, or other rights in any real or personal property, whether such property is owned by the Borrower or any other person.

          (c) BF&EC shall not be required to marshal any present or future security for the BF&EC Obligations. UT and Profutures each agrees not to invoke or claim against BF&EC any right to require BF&EC to marshal any security for the BF&EC Obligations, and UT ProFutures specifically waives any right to assert against BF&EC a claim that BF&EC so marshal.

          (d) Profutures shall not be required to marshal any present or future security for the Profutures Obligations. BF&EC and UT each agrees not to invoke or claim against Profutures any right to require Profutures to marshal any security for the ProFutures Obligations, and BF&EC and UT specifically waives any right to assert against Profutures a claim that Profutures so marshal.

          (e) UT shall not be required to marshal any present or future security for the UT Obligations. BF&EC and Profutures each agrees not to invoke or claim against UT any right to require UT to marshal any security for the UT Obligations, and BF&EC and ProFutures specifically waives any right to assert against UT a claim that UT so marshal.

     6.   Notice.
          ------

          (a) All communications herein provided shall be in writing and shall be effective when hand-delivered or, if mailed, three days after being mailed by United States mail, registered or certified, postage prepaid, and addressed as provided in this paragraph.

          (b) The addresses to which such communications shall be sent are as follows:

               (i)    If intended to Borrower to:

                      Positron Corporation
                      16350 Park Ten Place
                      Houston, TX 77084

               (ii)   If intended to UT to:

                      Uro-Tech, Ltd.
                      1500 Three Lincoln Center
                      5430 LBJ Freeway
                      Dallas, TX 75240

               (iii)  If intended for BF&EC to:

                      Boston Financial & Equity Corporation
                      20 Overland Street
                      P.O. Box 71, Kenmore Station
                      Boston MA 02215

               (iv)   If intended for ProFutures to

                      ProFutures Bridge Capital Fund, L.P.
                      1720 South Bellaire Street
                      Suite 500
                      Denver, Colorado 80222
                      Attention: James H. Perry

          (c) The addresses set forth herein may be changed by notice hereunder.

     7.   Limitation of Rights.
          --------------------

          (a) The provisions of this Agreement are solely for the benefit of the Creditors and Borrower shall obtain no rights against any Creditor by virtue of the terms hereof.

          (b) Borrower acknowledges that the priorities in security interests are to be as hereby provided and that it shall be bound by the terms hereof.

     8.   Miscellaneous.
          -------------

          (a) Each Creditor and Borrower will from time to time execute and deliver to a Creditor all such other and further instruments and further documents as the Creditor shall reasonably request in order to effect and confirm more securely in the Creditor all rights contemplated in this Agreement.

          (b) This Agreement may be amended only by an instrument in writing and duly signed by authorized officers or representatives of each Creditor. Except to the extent any obligation is imposed on Borrower, Borrower need not be a party to any such amendment.

          (c) If any provisions of this Agreement shall be held to be illegal or unenforceable, such illegality or unenforceability shall relate solely to such provision and shall not affect the remainder of this Agreement.

          (d)  This Agreement shall take effect as an instrument under seal.

          (e) The captions herein contained are inserted as a matter of convenience only and such captions do not form a part of this Agreement and shall not be utilized in the construction hereof.

          (f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assignees.

     9.   Counterparts. To facilitate execution this document may be executed in
          ------------
multiple counterparts. It shall not be necessary for the signature of each party to appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary to produce or account for more than one counterpart bearing the signature of the party to be charged. Any signature page to a counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

     10.  Prior Agreement. This Agreement supersedes the Inter-Creditor
          ---------------
Agreement dated February 10, 1996 among Borrower, UT and BF&EC.

     11.  Effective Date. The parties have executed this Agreement in multiple
          --------------
counterparts of equal dignity on the date(s) set forth below. The date of this Agreement shall be the date or the later of the dates on which all parties have executed this Agreement as set forth below.

                                     BOSTON FINANCIAL & EQUITY CORPORATION



November 12, 1996                    By: [SIGNATURE ILLEGIBLE]
                                        ----------------------------------------
                                                Authorized Officer

                                     Title: President
                                            ------------------------------------


                                     POSITRON CORPORATION

November 14, 1996                    By: /s/ David Rodrigues
                                         ---------------------------------------
                                                  Authorized Officer

                                     Title: Vice President
                                            ------------------------------------



                                     URO-TECH, LTD.

                                     By: Uro-Tech Management Corp.,
                                         General Partner


November 14, 1996                        By: /s/ Gary B. Wood
                                             -----------------------------------
                                             Authorized Officer

                                         Title: President - UroTech MGT. Corp.
                                               ---------------------------------

                                     PROFUTURES BRIDGE CAPITAL FUND, L.P.

                                     BY: Bridge Capital Partners, Inc.,
                                         General Partner


November 14, 1996                        By: /s/ James H. Perry
                                            ------------------------------------
                                            James H. Perry, President

                                                               Page 1 of 3 pages

                                   EXHIBIT A

================================================================================

                           DESCRIPTION OF EQUIPMENT

================================================================================


Customer:           Buffalo Cardiology & Pulmonary Associates
                    5305 Main Street
                    Williamsville, NY 14221
                    Attn: Dr. Michael Merhige


--------------------------------------------------------------------------------

CATALOG NO.                       DESCRIPTION

--------------------------------------------------------------------------------

712-100030 POSICAM HZL-R SYSTEM
           --------------------

           POSICAM Low Profile Gantry and Patient Couch
           --------------------------------------------
           -    53.4 cm patient opening diameter
           -    1.0 RPS wobble speed
           -    Laser positioning reference guides, top and both sides
           -    Digital display for patient axial position
           -    Computer controlled axial couch position
           -    Digital display for count rate
           -    Digital display for acquisition time
           -    Retractable septa

      Detector Modules
      ----------------
           -    32 ring staggered BGO crystals
           -    Crystal dimensions 8.5 x 9.8 x 30mm
           -    1024 PMTs with 4,096 crystals with a
                 4:1 ratio for optimum sensitivity
           -    61 slice generation with 2.6 mm separation
           -    16.6 cm axial field of view
           -    260K counts/sec/microCI/cc sensitivity typical
           -    1.3m counts/sec/microCI/cc sensititity with SEPTA retracted
           -    5.8 mm cubic resolution
           -    78 cm ring diameter
           -    overlapping (patented) design
           -    5 msec temporal resolution
           -    5 nsec FWHM coincidence resolving time with 12 ns window

POSICAM Data Acquisition System (PDAS)
--------------------------------------
           Hardware and Software
           ---------------------
           -    68030 processor, 25 MHZ
           -    VME bus plus 2 dedicated VSB busses
           -    PDAS software
           -    Real time binning rate of 2 million events/sec
           -    32 Mbyte memory (Optionally expandable)
           -    Static, real-time dynamic, real-time gated acquisition modes

                                                               Page 2 of 3 pages

--------------------------------------------------------------------------------

          Operator Console/View Station
          -----------------------------
          -    Sun SPARCstation
          -    16" color monitor
          -    32 MBytes memory
          -    207 MByte hard disk
          -    Ethernet network interface
          -    Software applications package

          POSICAM Image Workstation
          -------------------------
          -    Viewing console table and chair
          -    19" color monitor
          -    Sun SPARCstation
          -    32 MByte memory
          -    650 MByte hard disk storage minimum
          -    4mm DAT Tape 2-8 GByte
          -    Keyboard with optical mouse and pad
          -    Ethernet network interface
          -    Dedicated applications accelerator for reconstruction

          POSICAM ACS Software
          --------------------
          -    Window Interface
          -    Automated protocols
          -    Acquisition
          -    Reconstruction
          -    Corrections
          -    Image processing and display
          -    Utilities

          Rotating Fan Beam
          -----------------
          -    Transmission scan with real-time randoms and scatter rejection
          -    Reduced attenuation acquisition time
          - Employs sealed /68/Ge rod sources (customer supplied) from recommended vendor
          -    Patient aperture cover

          Communicatioms Modem
          --------------------
          -    9500 baud V.32 bis, V.42 bis standards

          System Documentation
          --------------------

                                                               Page 3 of 3 pages

________________________________________________________________________________

                                    OPTIONS

712-011003     Codonics High Resolution Color Printer
               --------------------------------------
               -    300 dots per inch resolution
               -    Over 16.7 million high quality colors
               -    256 levels each of cyan, magenta and yellow
               -    8.5" x 11" print size
               -    Paper or color transparencies
               -    Ethernet connection

712-013000     Cardiac Quantitative Software
               -----------------------------
               -    RAU (Rubidlum Absolute Uptake)

712-013020     Neuro Quantitative Software
               ---------------------------
               -    FDG Uptake

712-013030     Oncology Quantitative Software
               ------------------------------
               -    FDG Uptake

712-005150     Head Holder - Adjustable
               ------------------------
               -    Foam inserts and mounting hardware included
               -    Adjustable elevation and tilt

712-005011     Deluxe PET Phantom
               ------------------
               -    20 cm cylinder phantom
               -    Inserts inculde six solid spheres, cold rod
                     insert, and hardware for mounting user-
                     supplied capillary line sources

712-020003     Remote Physician's View Station
               -------------------------------
               -    Sun SPARCstation
               -    16" color monitor
               -    32 MBytes memory
               -    207 MByte harddisk
               -    Ethernet network interface
               -    Software applications package

                                   EXHIBIT B

Patent No.(s)
-------------

4,563,582                          issued                   01/07/86
4,642,464                          issued                   02/10/87
4,667,779                          issued                   03/03/87
4,667,299                          issued                   06/30/87
4,733,083                          issued                   03/22/88
5,210,420                          issued                   05/11/93


   Trademark
Application No.(s)                Date Filed                  Name
------------------                ----------                  ----

     74/495,437                    2/28/94            "Positron Technologies

     74/495,450                    2/28/94          "Positron Medical Systems"

     74/499,181                    3/11/94         "Positron Medical and Design"


     Trademark
Application No.(s)                Date Filed                  Name
------------------                ----------                  ----

     1,494,091                      6/28/88                 "Posicam"